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                      SECURITIES and EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

             Current Report Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

               Date of Report (Date of Earliest Event Reported):
                                 June 2, 1988

                                Tengasco, Inc.
                                --------------
            (Exact Name of Registrant as specified in its charter)

                        Commission File Number 0-20975

        Tennessee                                     87-0267438
        ---------                                     ----------
(State or other jurisdiction of                    (I.R.S. Employer
incorporation or organization)                     Identification No.

            603 Main Avenue, Suite 500, Knoxville, Tennessee 37902
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                    (Address of Principal Executive Office

                                (423) 523-1124
                                --------------
                        (Registrant's Telephone number)


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Item 2. Acquisition or Disposition of Assets.

                  On June 2, 1998, Tengasco, Inc. (the "Company"), entered into an agreement to acquire all of the assets (collectively the "Assets") of Twister Gas Services L.L.C., an Oklahoma limited liability company ("Twister Gas") and all of the assets of Twister Partners L.L.C., an Oklahoma limited liability company ("Twister Partners") from Twister Transmission Company, an Oklahoma corporation ("Twister Transmission"), ZG Exploration Corporation ("ZGX"), an Oklahoma corporation and Twister Partners. (Twister Partners, Twister Transmission and ZGX are sometimes collectively referred to hereafter as the "Sellers")

                  The aggregate purchase price to be paid by the Company for the assets is $12,500,000 in cash and 250,000 shares of unregistered common stock of the Company to be paid at closing.

                  Consummation of the transaction is conditioned, among other things, upon the completion by the Company of a due diligence investigation and the success of efforts by the Company to raise the requisite funds for the closing.

                  The Company is planning to raise the necessary funds by means of a private placement of its securities.

                  There are no material relationships among the Sellers, their affiliates, associates, officers and directors, and the Company and its affiliates, associates, officers and directors.

                  The Sellers use the Assets in the oil and gas business, and the Company intends to continue use of the Assets in a similar business.

Item 7. Financial Statements and Exhibits

                  (a) Financial statements of the businesses acquired.

                  The Company intends to file the required financial statements in an amendment to this report on Form 8-K as soon as practicable, but not later than sixty (60) days after this report.

                  (b) Pro forma financial information.

                  The Company intends to file the required pro forma financial information in an amendment to this report on Form 8-K as soon as practicable, but not later than sixty (60) days after this report.

                  (c) Exhibits.

                  10.8 Agreement dated June 2, 1998 between Tengasco, Inc. and Twister Gas Services L.L.C., Twister Partners L.L.C. and Twister
Transmission Company.

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                                  SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused and authorized this report to be signed on its behalf by the undersigned.

Dated: June 16, 1998

                                           Tengasco, Inc.

                                           By:/s/Malcolm E. Ratliff
                                              ------------------------
                                              Malcolm E. Ratliff,
                                              Chief Executive Officer

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